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                                                                [EXECUTION COPY]

                                SECOND AMENDMENT
                     TO AMENDED AND RESTATED LOAN AGREEMENT


         This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of November 3, 2000 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MI"), SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("SMC") and METALLURG INTERNATIONAL RESOURCES, LLC, a Delaware limited liability company (successor by merger to Metallurg International Resources, Inc.) having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR" and together with MI and SMC, the "Borrowers"), (b) METALLURG SERVICES, INC., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MSI"), MIR (China), Inc., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR China"), and METALLURG HOLDINGS CORPORATION, a New Jersey corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("MHC" and collectively with MSI and MIR China, the "Guarantors"), (c) FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"); and (d) the BANKS, amends certain provisions of the Amended and Restated Loan Agreement dated as of October 29, 1999, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended by that certain First Amendment thereto, dated as of October 11, 2000, and as further amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

         WHEREAS, on November 3, 2000, the Metallurg International Resources, Inc., a New York corporation (the "Corporation") and a wholly owned subsidiary of MI, was merged into MIR pursuant to and in accordance with 'SS'18-209 of the Delaware Limited Liability Company Act and 'SS'904-A of the New York Business Corporation Law (the "Merger");

         WHEREAS, the Majority Banks granted to the Borrowers and the Guarantors that certain Limited Waiver dated as of November 3, 2000 (the "Waiver"), permitting the Merger subject to certain conditions contained therein, and the Borrowers and the Guarantors and the Agent entered into that certain Assumption Agreement dated as of November 3, 2000, pursuant to which MIR assumed all rights and Obligations of the Corporation under and pursuant to the Loan Documents;

         WHEREAS, as a condition to the Waiver the Borrowers agreed to amend certain terms of the Loan Documents to reflect the Merger; and

         WHEREAS, the Agent and the Banks are willing to so amend the terms of the Loan Agreement in such respects as hereinafter provided upon the terms and subject to the conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         'SS'1. Defined Terms. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.




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         'SS'2. Amendment to Loan Agreement. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment, the Loan Agreement is hereby amended as follows:

         (a) All references in the Loan Agreement to the terms "BankBoston, N.A.", "BankBoston" and "BKB" are hereby amended to refer to "Fleet National Bank" (except in the event that such references refer to BankBoston, N.A. as the former name of Fleet National Bank).

         (b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of the terms "BKB", "MIR", "Security Documents" and "Subsidiary" in their entirety and by substituting therefore the following new defined terms

                  "Fleet National Bank. Fleet National Bank (f/k/a BankBoston, N.A.), a national banking association, and shall include its successors and assigns."

                  "MIR. Metallurg International Resources, LLC a Delaware limited liability company formerly known as Metallurg International Resources, Inc., and a wholly-owned Subsidiary of MI."

                  "Security Documents: The Security Agreement, the Stock Pledge Agreements, the Foreign Pledge Agreements, the Canadian Assignment Documents, the Agency Agreements, the Lock Box Agreement, the Membership Interest Pledge Agreement and all other security agreements, mortgages, deeds of trust, assignments, or other instruments or documents, in form and substance satisfactory to the Agent and the Banks, which shall grant to the Agent, for the benefit of the Banks and the Agent, Liens upon all of the Collateral."

                  "Subsidiary: Any corporation, association, trust, limited liability company or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding shares of stock or membership interest having voting power, regardless of whether such right to vote depends upon the occurrence of a contingency."

         (c) Section 1.1 of the Loan Agreement is hereby further amended by inserting the following new definition in the appropriate place in the alphabetical order thereof:

                  "Membership Interest Pledge Agreement. The Membership Interest Pledge Agreement dated as of November 3, 2000, between MI and the Agent with respect to MI's membership interest in MIR and in form and substance satisfactory to the Agent and the Banks."

         (d) The Loan Agreement is hereby amended by deleting 'SS'6.1 thereto in its entirety and substituting the following new 'SS'6.1:

                  "6.1 Security of Borrower. The Obligations shall be secured by
         (a) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each of the Borrowers (excluding (i) all fee and leasehold interests of the Borrowers in any real property, (ii) 100% of the capital stock of MIR China and MSI, (iii) 35% of the capital stock of MHC and MCL, and (iv) any annuities and trust fund accounts which are dedicated to the payment of environmental liabilities of the Borrowers pursuant to the express provisions of the Settlement




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         Agreements, but in any event including the Borrowers' residual interest
         (if any) in such annuities and trust fund accounts), whether now owned or hereafter acquired, and (b) a pledge of and perfected first priority security interest in 100% of the issued and outstanding capital stock of SMC and the membership interests in MIR, and 65% of the issued and outstanding capital stock of MHC and MCL; all pursuant to the terms of, and to the extent provided in, the Security Documents.

         (e) The Loan Agreement is hereby amended by deleting 'SS'7(a) thereto in its entirety and substituting therefor the following new 'SS'7(a):

                  (a) Each of the Borrowers and each of the Guarantors is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or formation and is duly qualified and in good standing in every other jurisdiction where it is doing business and where failure to qualify would have a Materially Adverse Effect, and the execution, delivery and performance by each of the Borrowers and each of the Guarantors of each of the Loan Documents to which it is a party (i) are within its corporate or other organizational authority,
         (ii) have been duly authorized by all necessary corporate action or other organizational proceedings, (iii) do not conflict with or contravene its Charter Documents.

         (f) The Loan Agreement is hereby amended by deleting 'SS'7(h) and (i) thereto in their entirety and substituting therefor the following new 'SS'7(h) and (i):

                  (h) The execution, delivery, performance of its obligations, and exercise of its rights under the Loan Documents by each of the Borrowers and each of the Guarantors, including borrowing under this Agreement and the obtaining of Letters of Credit (i) do not require any Consents other than those that have been obtained or will be obtained prior to the Restatement Date and that are in full force and effect; and (ii) are not and will not be in conflict with or prohibited or prevented by (A) any Requirement of Law, or (B) any Charter Document, corporate minute or resolution or limited liability company action, instrument, agreement or provision thereof, in each case binding on it or affecting the property of the Borrowers or the Guarantors.

                  (i) None of the Borrowers nor any of the Guarantors is in violation of (A) any Charter Document, corporate minute or resolution or limited liability company action, (B) any instrument or agreement, in each case binding on it or affecting its property, which violation could have a Materially Adverse Effect, or (C) any Requirement of Law, in a manner which could have a Materially Adverse Effect, including, without limitation, all applicable federal and state tax laws, ERISA, OSHA and Environmental Laws. Except as set forth in Schedule 7(i), none of the Borrowers nor any of the Guarantors is a party to a collective bargaining agreement.

         (g) The Loan Agreement is hereby amended by deleting 'SS'8(a)(ii) thereto in its entirety and substituting therefor the following new 'SS'8(a)(ii):

                  (ii) All corporate or limited liability company action, third-party consents and governmental approvals necessary for the valid execution, delivery and performance by each of the Borrowers and each of the Guarantors of each of the Loan Documents to which it is a party shall have been duly and effectively taken or (as the




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         case may be) obtained and evidence thereof satisfactory to the Agent and the Banks shall have been provided to the Agent and the Banks.

         (h) The Loan Agreement is hereby amended by deleting 'SS'9(c)(ii) thereto in its entirety and substituting therefor the following new 'SS'9(c)(ii):

                  (ii) if to the Agent, at One Federal Street, Boston, Massachusetts 02110, USA, Mail Stop: MA DE 10307X, Attention: Mark Schafer, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

         'SS'3. Amendment to Loan Documents. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment, each of the Loan Documents other than the Loan Agreement is hereby amended as follows:

         (a) All references in such Loan Documents to the terms "BankBoston, N.A.", "BankBoston" and "BKB" are hereby amended to refer to "Fleet National Bank".

         (b) All references in such Loan Documents to the terms "Metallurg International Resources, Inc." or "MIR" are hereby amended to refer to "Metallurg International Resources, LLC".

         'SS'4. Change in the Fiscal Year of MI. MI's board of directors has approved a change in MI's fiscal year from January 31 to December 31, effective beginning December 31, 2000. The Agent and the Banks hereby consent to such change. In connection with such change in the fiscal year of MI, the Borrowers hereby agree to provide to the Agent and the Banks from time to time as and when requested by the Agent or any Bank such reconciliations and financial information necessary in order for the Agent and the Banks to determine compliance with the requirements of the Loan Agreement, including the financial covenants set forth in 'SS'9.3 thereof.

         'SS'5. Representations and Warranties. Each of the Borrowers and the Guarantors represents and warrants to the Agent and the Banks as follows:

         (a) The representations and warranties of the Borrowers and the Guarantors set forth in the Loan Agreement (as amended hereby) and the other Loan Documents, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms relate solely as of a prior date.

         (b) The execution and delivery by the Borrowers and the Guarantors of this Amendment and the performance by the Borrowers and the Guarantors of their agreements and obligations under this Amendment, the Loan Agreement (as amended hereby) and the other Loan Documents (i) are within the corporate or other organizational authority of each of the Borrowers and the Guarantors, (ii) have been duly authorized by all necessary corporate or other organizational proceedings or actions by each of the Borrowers and the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers or the Guarantors are subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers or the Guarantor, and (iv) do not conflict with any provision of the corporate charter, by-laws or other constituent document of, or any agreement or other instrument binding upon, the Borrowers or the Guarantors.




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         (c) This Amendment, the Loan Agreement (as amended hereby), and the other Loan Documents to which any of the Borrowers or the Guarantors is a party constitute the legal, valid and binding obligations of such Borrowers or Guarantors (as the case may be), duly enforceable against each such Person in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         'SS'6. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions (each of the following to be in form and substance satisfactory to the Agent):

         (a) delivery to the Agent of original counterpart signature pages to this Amendment, duly executed and delivered by the Borrowers, the Guarantors and the Majority Banks;

         (b) delivery to the Agent of a legal opinion of Clifford Chance Rogers & Wells LLP as to the consummation of the Merger and the continued enforceability of the Loan Documents as against MIR;

         (c) MIR or the other Borrowers or Guarantors shall have executed and delivered to the Agent, as the case may be, (i) an Assumption Agreement substantially in the form of Exhibit A attached hereto; (ii) a Membership Interest Pledge Agreement substantially in the form of Exhibit B attached hereto, and evidence of the registration of the pledge created thereby shall have been registered on the books and records of MIR; (iii) a Perfection Certificate of MIR; and (iv) such UCC-1 financing statements and UCC-3 amendments as the Agent shall have requested, each to be in form and substance satisfactory to the Agent;

         (d) the Borrowers shall have delivered to the Agent, (i) an incumbency certificate, signed by the member or MIR and giving the name and bearing the signature of each individual who shall be authorized to sign this Amendment and the other Loan Documents to which MIR is a party in the name and on behalf of MIR, (ii) certified true and complete copies of all of MIR's organizational and constituent documents as in effect on the date hereof, (iii) a certified copy of MIR's certificate of formation, (iv) a certified copy of MIR's certificate of conversion, (v) board resolutions or other documents evidencing authorization of the Conversion and the transactions contemplated by this Amendment and (v) evidence that MIR shall have filed applications to do business as a foreign limited liability company in all jurisdictions where such qualification is necessary; and

         (e) all proceedings in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such documents as the Agent may reasonably request.

         'SS'7. Affirmation and Covenants of Borrowers and Guarantors.

         (a) Each of the Borrowers hereby affirms its absolute and unconditional promise to perform and pay, to the Banks and the Agent, all Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents at the times and in the amounts provided for therein.

         (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional




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                                      -6-

guaranty of the Borrowers' payment and performance of the Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents.

         (c) Each of the Borrowers hereby covenants and agrees that it shall or shall cause MIR to deliver to the Agent within thirty (30) days of the date hereof certificates evidencing that MIR is qualified to do business as a foreign limited liability company in all jurisdictions where such qualification is necessary.

         'SS'8. Costs and Expenses. The Borrowers acknowledge and jointly and severally agree that the reasonable costs and expenses incurred by the Agent (including attorneys' fees) in the preparation, negotiation and execution of this Amendment and the other documents and instruments contemplated hereby are for the account of the Borrowers as provided in 'SS'16 of the Loan Agreement.

         'SS'9. Miscellaneous Provisions.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






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                                      -7-

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                 METALLURG, INC.

                                 By:____________________________
                                 Name:
                                 Title:

                                 SHIELDALLOY METALLURGICAL
                                 CORPORATION


                                 By:____________________________
                                 Name:
                                 Title:

                                 METALLURG INTERNATIONAL
                                 RESOURCES, LLC (successor
                                 by merger to Metallurg
                                 International Resources,
                                 Inc.)


                                 By:___________________________
                                 Name:
                                 Title:

                                 METALLURG SERVICES, INC.


                                 By:___________________________
                                 Name:
                                 Title:

                                 MIR (CHINA), INC.


                                 By:___________________________
                                 Name:
                                 Title:

                                 METALLURG HOLDINGS CORPORATION


                                 By:___________________________
                                 Name:
                                 Title:




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                                      -8-

                                 FLEET NATIONAL BANK
                                 (formerly known as BANKBOSTON, N.A.),
                                 individually and as Agent


                                 By:____________________________
                                 Name:
                                 Title:

                                 BANK OF SCOTLAND


                                 By:____________________________

                                 Name:
                                 Title:

                                 NATIONAL BANK OF CANADA


                                 By:____________________________
                                 Name:
                                 Title:

                                 By:____________________________
                                 Name:
                                 Title: